UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2010 (December 27, 2010)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-156252	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

BioCancell Therapeutics today announced an update in the results of its Phase I/IIa clinical trial of drug candidate BC-819 as a treatment for pancreatic cancer, following the examination of the last patient to participate in the trial, three months from commencement of treatment. There has been no change in the original results of this trial regarding the primary endpoint (safety). Regarding the secondary endpoint of preliminary efficacy (tumor response), the ninth patient showed Stable Disease* after three months, meaning both stable tumor size and no new metastatic growths, despite the passage of time.

The following tables show the updated break-down of patient response to BC-819 after three months:

Local Pancreatic Tumor Response to BC-819
Three Months
	4 mg	8 mg
Tumor length reduction of 30% or more (Partial Response*)	0 (0%)	3 (50%)
Neither Partial Response nor Progressive Disease (Stable Disease*)	2 (67%)	3 (50%)
Tumor length increase of 20% or more (Progressive Disease* )	1 (33%)	0 (0%)
Total	3 (100%)	6 (100%)

Overall Disease (Local Pancreatic Tumor & Metastases) Response to BC-819
Three Months
	4 mg	8 mg
Tumor length reduction of 30% or more and non-appearance of metastases (Partial Response*)	0 (0%)	3 (50%)
Neither Partial Response nor Progressive Disease (Stable Disease*)	1 (33%)	2 (33%)
Tumor length increase of 20% or more or appearance of metastases (Progressive Disease* )	2 (67%)	1 (17%)
Total	3 (100%)	6 (100%)

* In accordance with the internationally accepted Response Evaluation Criteria in Solid Tumors (“RECIST”).

On the basis of the aforementioned results, BioCancell intends to apply to the FDA to commence a Phase IIb clinical trial of BC-819 in sequential administration of Gemzar, for the treatment of pancreatic cancer.

The information furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of the information in this Item 7.01 is required by Regulation FD, (ii) that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or (iii) that investors should consider this information before making an investment decision with respect to any security of the Company.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the risk factors included in the Company’s periodic reports filed with the Securities and Exchange Commission, that discuss important factors that could cause the Company’s results to differ materially from those anticipated in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS INC.

Dated: December 27, 2010	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary